Exhibit 10.5

REAL ESTATE MATTERS AGREEMENT

This REAL ESTATE MATTERS AGREEMENT (this “Agreement”) is entered into on [_____], 2021, by and between International Business Machines Corporation, a New York corporation (“Parent”), and Kyndryl Holdings, Inc., a Delaware corporation (“SpinCo”).

R E C I T A L S:

WHEREAS, in accordance with that certain Separation and Distribution Agreement dated as of [_____], 2021, by and between Parent and SpinCo (the “Separation Agreement”), the Parent Group has transferred or conveyed or will transfer or convey to the SpinCo Group, certain assets related to the SpinCo Business;

WHEREAS, in accordance with the Separation Agreement, the SpinCo Group has transferred or conveyed or will transfer or convey to the Parent Group certain assets related to the Parent Business; and

WHEREAS, the parties desire to set forth certain agreements regarding the transfer of real estate assets and other real estate matters pertaining to the SpinCo Business and the Parent Business.

NOW, THEREFORE, in consideration of the foregoing, the covenants and agreements set forth below and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1      Definitions. The following terms, as used herein, shall have the meanings stated below. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Separation Agreement.

(a)          “Actual Completion Date” means, with respect to each Parent Property and each SpinCo Property, the date upon which completion of the transfer, assignment, lease, sublease and/or replacement leases with respect to that Property actually takes place.

(b)            “Allocation Principle” means the principle that: (1) any Property that is Majority Occupied by one party will be allocated in full to such party; and (2) the other party (the “Minority Occupant”) is generally expected to relocate (either to a different Property or elsewhere) to enable consolidation of operations by the parties, but in no event shall the Minority Occupant be required to vacate earlier than the expiration date of any applicable lease or sublease entered into pursuant to this Agreement unless such action is agreed upon in the manner set forth in Section 2.13; it being understood that for substantially all of the Sublease Properties, the Minority Occupant will sublease a portion of such Property for the duration of the underlying lease.

(c)            “Casualty” has the meaning ascribed to such term in Section 2.15(a).

(d)            “Colocation Sites Schedule” means Schedule 2 attached hereto, as updated from time to time prior to the Real Estate Separation Date pursuant to Section 2.19.

(e)            “Damaged Property” has the meaning ascribed to such term in Section 2.15(a).

(f)            “Excluded Personal Property” means that certain equipment, office equipment, trade fixtures, furniture and any other personal property located at each Property which is scheduled as excluded personal property under any lease and/or sublease entered into between Parent and SpinCo.

(g)            “Landlord” means the third-party landlord or sublandlord under a Parent Lease or SpinCo Lease, and its successors and assigns, and includes the holder of any other interest that is superior to the interest of the landlord or sublandlord under such Parent Lease or SpinCo Lease.

(h)          “Lease Assignment Form” means the form of lease assignment attached to this Agreement as Exhibit 1, subject to commercially reasonable changes necessary to reflect Property-specific provisions negotiated in good faith by the parties and to conform to requirements of the jurisdiction in which the applicable Property is located in accordance with Article III hereof.

(i)            “Lease Consents” means, as applicable (i) all consents or waivers required from the Landlord or other third parties under the Required Consent Leases to assign the Required Consent Leases to SpinCo or Parent, as applicable, or to sublease the Sublease Properties to SpinCo or Parent, as applicable, or to lease or sublease the Leaseback Properties to SpinCo or Parent, as applicable, and (ii) all consents or waivers required from the Landlord or other third parties under Pre-Split Leases and all agreements with the Landlord or other third parties with respect to the Pre-Split Leases to terminate the Pre-Split Leases and to enter into the Split Leases with SpinCo or Parent, as applicable, including, for the avoidance of doubt, any consents or waivers required to permit the Distribution or Merger.

(j)            “Lease” means a Parent Lease or a Spinco Lease, as the case may be.

(k)           “Lease Form” means the form of lease attached hereto as Exhibit 3, subject to commercially reasonable changes necessary to reflect Property-specific provisions negotiated in good faith by the parties and to conform to requirements of the jurisdiction in which the applicable Property is located in accordance with Article III hereof.

(l)            “Leaseback Properties” means collectively, the SpinCo Leaseback Properties and the Parent Leaseback Properties.

(m)           “Leased Properties” means collectively, the Parent Leased Properties and the SpinCo Leased Properties.

(n)           “Majority Occupied” means as of the date of Real Estate Separation Date, without taking into account temporary remote working requirements related to the COVID-19 pandemic either (i) maintaining operations on more than 50% of the usable square footage of a particular Property, or (ii) employing more than 50% of the employees and contractors, taken as a whole, at such Property; whichever method is more commercially reasonable in determining the proper allocation of the Property as reasonably determined by the parties in good faith.

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(o)            “Minority Occupant” has the meaning ascribed to such term in the definition of the term “Allocation Principle.”

(p)            “New Lease Properties” means collectively, the SpinCo New Lease Properties and the Parent New Lease Properties.

(q)            “Notice Date” has the meaning ascribed to such term in Section 2.13(c).

(r)            “Owned and Leased Properties Schedule” means Schedule 1 attached hereto, as updated from time to time prior to the Real Estate Separation Date pursuant to Section 2.19.

(s)            “Parent Lease” means, in relation to each Parent Property, the lease(s) or sublease(s) and any related supplemental agreements under which Parent or its applicable Subsidiary leases such Parent Leased Property from a Landlord prior to the Real Estate Separation Date.

(t)            “Parent Leaseback Properties” means each of (a) those Parent Owned Properties identified as “Parent Owned Properties” and identified as “Leaseback Properties” on the Owned and Leased Properties Schedule, with respect to part of which SpinCo has leased or shall lease back to Parent and (b) those Parent Leased Properties identified as “Parent Leased Properties” and identified as “Leaseback Properties” on the Owned and Leased Properties Schedule, with respect to part of which SpinCo is to sublease back or has subleased back to Parent. Parent Leaseback Properties are to be transferred through deed transfer or lease assignment (as applicable) by Parent (or its Subsidiaries) to SpinCo (or its Subsidiaries) and a portion of which will then be leased or subleased (as applicable) back to Parent (or its Subsidiaries) prior to or as of the Real Estate Separation Date.

(u)            “Parent Leased Properties” means those Properties identified as “Parent Leased Properties” on the Owned and Leased Properties Schedule, which Properties are or were leased by Parent pursuant to a lease with a Landlord and will be or have been, in accordance with this Agreement (i) transferred by lease assignment from Parent (or its Subsidiaries) to SpinCo (or its Subsidiaries) or (ii) terminated and for which SpinCo (or its Subsidiaries) have entered or will enter into a new lease with such third-party for Property, in each case prior to or as of the Real Estate Separation Date subject to obtaining the necessary Lease Consent.

(v)            “Parent New Lease Properties” means those Properties identified as “Parent New Lease Properties” on the Colocation Sites Schedule, which Properties are owned by Parent (or its Subsidiaries) in fee and a portion of which will be or has been leased to SpinCo (or its Subsidiaries) prior to or as of the Real Estate Separation Date.

(w)            “Parent Owned Properties” means those Properties identified as “Parent Owned Properties” on the Owned and Leased Properties Schedule, which Properties are or were owned by Parent (or its Subsidiaries) in fee and will be conveyed or have been conveyed by deed to SpinCo (or its Subsidiaries) prior to or as of the Real Estate Separation Date.

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(x)           “Parent Properties” means the Parent Owned Properties, the Parent Leased Properties, the Parent Sublease Properties, the Parent New Lease Properties, the Parent Leaseback Properties and the Parent Split Lease Properties.

(y)          “Parent Split Lease Properties” means those Properties demised or to be demised unto Parent (or one of its Subsidiaries) as tenant pursuant to any Parent Split Lease.

(z)            “Parent Split Leases” means those new leases to be entered into by Parent (or its Subsidiaries) as tenant pursuant to Section 2.9.

(aa)         “Parent Sublease Properties” means those Properties identified as “Parent Sublease Properties” on the Colocation Sites Schedule, which Properties are leased by Parent (or its Subsidiaries) and a portion of which will be or has been subleased by Parent or a Subsidiary to SpinCo (or its Subsidiaries) prior to or as of the Real Estate Separation Date subject to obtaining the necessary Lease Consents.

(bb)         “Pre-Split Leases” means those Parent Leases or SpinCo Leases pursuant to which Parent (or its Subsidiaries) or SpinCo (or its Subsidiaries), as applicable, occupies the Split Lease Properties prior to the Real Estate Separation Date and which Pre-Split Leases are contemplated to be terminated on or prior to the Real Estate Separation Date pursuant to Section 2.9 hereof.

(cc)         “Properties” means the Parent Properties and the SpinCo Properties.

(dd)         “Real Estate Separation Date” means (i) as to Properties located in [●], ___________, 202_, and (ii) as to Properties located in any country other than [●], ___________, 202_, in each case as such dates may be modified in accordance with the Separation Agreement and the Separation Step Plan (as defined in the Separation Agreement).

(ee)         “Required Consent Leases” means those Parent Leases and SpinCo Leases with respect to which the Landlord’s consent is required for (x) assignment or sublease to a member of the Parent Group or a member of the SpinCo Group, as applicable, as contemplated by the Separation Agreement or hereunder, or (y) any of the other transactions contemplated by the Separation Agreement or the other Ancillary Agreements.

(ff)         “Retained Part” means each of those parts of (i) the Parent Owned Properties and the Parent Leased Properties which, following transfer or assignment to SpinCo, are intended to be leased or subleased to Parent, (ii) the SpinCo Owned Properties and the SpinCo Leased Properties which, following the transfer or assignment to Parent, are intended to be leased or subleased to SpinCo, (iii) those parts of the Sublease Properties and the Parent New Lease Properties which will not, and which are not intended to, be leased or subleased to SpinCo in accordance with this Agreement and (iv) those parts of the Sublease Properties and the SpinCo New Lease Properties which will not, and which are not intended to, be leased or subleased to Parent in accordance with this Agreement.

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(gg)      “SpinCo Lease” means, in relation to each SpinCo Property, the lease(s) or sublease(s) and any related supplemental agreements under which SpinCo or its applicable Subsidiary leases from a Landlord such SpinCo Property completed prior to the Real Estate Separation Date.

(hh)      “SpinCo Leaseback Properties” means each of (a) those SpinCo Owned Properties identified as “SpinCo Owned Properties” and identified as “Leaseback Properties” on the Owned and Leased Properties Schedule, with respect to part of which Parent has leased or shall lease back to SpinCo and (b) those SpinCo Leased Properties identified as “SpinCo Leased Properties” and identified as “Leaseback Properties” on the Owned and Leased Properties Schedule, with respect to part of which Parent is to sublease back or has subleased back to SpinCo. SpinCo Leaseback Properties are to be transferred through deed transfer or lease assignment (as applicable) by SpinCo (or its Subsidiaries) to Parent (or its Subsidiaries) and a portion of which will then be leased or subleased (as applicable) back to SpinCo (or its Subsidiaries) prior to or as of the Real Estate Separation Date, subject to obtaining the necessary Lease Consents.

(ii)          “SpinCo Leased Properties” means those Properties identified as “SpinCo Leased Properties” on the Owned and Leased Properties Schedule, which Properties are or were leased by SpinCo (or its Subsidiaries) from a Landlord and will be or have been in accordance with this Agreement (i) transferred by lease assignment to Parent (or its Subsidiaries) or (ii) terminated and for which Parent (or its Subsidiaries) have entered into a new lease with such third-party for such Property, in each case prior to or as of the Real Estate Separation Date subject to obtaining the necessary Lease Consents.

(jj)         “SpinCo New Lease Properties” means those Properties identified as “SpinCo New Lease Properties” on the Colocation Sites Schedule, which Properties are owned by SpinCo (or its Subsidiaries) in fee and a portion of which will be or have been leased to Parent (or its Subsidiaries) prior to or as of the Real Estate Separation Date.

(kk)        “SpinCo Owned Properties” means those Properties identified as “SpinCo Owned Properties” on the Owned and Leased Properties Schedule, which Properties are or were owned by SpinCo (or its Subsidiaries) in fee and will transfer or have been transferred by deed to Parent (or its Subsidiaries) in fee prior to or as of the Real Estate Separation Date.

(ll)          “SpinCo Properties” means the SpinCo Owned Properties, the SpinCo Leased Properties, the SpinCo Sublease Properties, the SpinCo New Lease Properties, the SpinCo Leaseback Properties, and the SpinCo Split Lease Properties.

(mm)      “SpinCo Split Lease Properties” means those Properties demised or to be demised unto SpinCo (or one of its Subsidiaries) as tenant pursuant to any SpinCo Split Lease.

(nn)        “SpinCo Split Leases” means those new leases to be entered into by SpinCo (or its Subsidiaries) as tenant pursuant to Section 2.9.

(oo)         “SpinCo Sublease Properties” means those Properties identified as “SpinCo Sublease Properties” on the Colocation Sites Schedule, which Properties are leased by SpinCo (or its Subsidiaries) and a portion of which will be or has been subleased by Spinco or a Subsidiary to Parent (or its Subsidiaries) prior to or as of the Real Estate Separation Date subject to obtaining the necessary Lease Consents.

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(pp)      “Split Lease Properties” means those Properties identified as “Split Lease Properties” on the Colocation Sites Schedule, which Properties are or were leased by one of SpinCo (or its Subsidiaries) or Parent (or its Subsidiaries) pursuant to a Pre-Split Lease, which Pre-Split Lease will be terminated on or prior to the Real Estate Separation Date subject to obtaining the necessary Lease Consents and, following such termination, which Properties will be or have been demised in part pursuant to a SpinCo Split Lease and in part pursuant to a Parent Split Lease, in each case subject to Section 2.9.

(qq)      “Split Leases” means the Parent Split Leases and the SpinCo Split Leases.

(rr)      “Sublease Form” means the form of sublease attached hereto as Exhibit 2, subject to commercially reasonable changes necessary to reflect Property-specific provisions negotiated in good faith by the parties and to conform to requirements of the jurisdiction in which the applicable Property is located in accordance with Article III hereof.

(ss)       “Sublease Properties” means the SpinCo Sublease Properties and the Parent Sublease Properties.

ARTICLE II
PROPERTY IN THE UNITED STATES

Section 2.1      Parent Owned Property.

(a)            Parent shall convey or cause its applicable Subsidiary to convey each of the Parent Owned Properties (together with all improvements thereon and all rights and easements appurtenant thereto) to SpinCo or its applicable Subsidiary, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the Ancillary Agreements. Such conveyance shall be completed on or before the Real Estate Separation Date.

(b)            Subject to the conveyance to SpinCo or its applicable Subsidiary of the relevant Parent Owned Property, with respect to each Parent Owned Property that is a Parent Leaseback Property, SpinCo shall lease to Parent or its applicable Subsidiary that part of the relevant Parent Owned Property identified on the Colocation Sites Schedule and Parent or its applicable Subsidiary shall accept the same. Such lease shall be on the Lease Form, as reasonably adjusted and agreed to by Parent and SpinCo to account for local law requirements and site specific issues, and completed on or before the Real Estate Separation Date.

Section 2.2      SpinCo Owned Property.

(a)            SpinCo shall convey or cause its applicable Subsidiary to convey each of the SpinCo Owned Properties (together with all improvements thereon and all rights and easements appurtenant thereto) to Parent or its applicable Subsidiary, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the Ancillary Agreements. Such conveyance shall be completed on or before the Real Estate Separation Date.

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(b)            Subject to the conveyance to Parent or its applicable Subsidiary of the relevant SpinCo Owned Property, with respect to each SpinCo Owned Property that is a SpinCo Leaseback Property, Parent shall lease to SpinCo or its applicable Subsidiary that part of the relevant SpinCo Owned Property identified on the Colocation Sites Schedule and SpinCo or its applicable Subsidiary shall accept the same. Such lease shall be on the Lease Form, as reasonably adjusted and agreed to by Parent and SpinCo to account for local law requirements and site specific issues, and completed before the Real Estate Separation Date.

Section 2.3      Parent Leased Property.

(a)            Parent shall assign or cause its applicable Subsidiary to assign, and SpinCo or its applicable Subsidiary shall accept and assume, Parent’s or its Subsidiary’s interest in the Parent Leased Properties, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the other Ancillary Agreements. Such assignment shall be completed on or before the Real Estate Separation Date; provided if Lease Consent is required but not obtained prior to the Real Estate Separation Date for any assignment, the assignment shall be completed on the earlier of (A) the tenth (10th) Business Day after the relevant Lease Consent has been granted and (B) the date agreed upon by the parties in accordance with Section 2.13(a).

(b)            Subject to the completion of the assignment to SpinCo or its applicable Subsidiary of the relevant Parent Leased Property, with respect to each Parent Leased Property that is also a Parent Leaseback Property, SpinCo or its applicable Subsidiary shall sublease to Parent or its applicable Subsidiary that part of the relevant Parent Leased Property identified on the Colocation Sites Schedule and Parent or its applicable Subsidiary shall accept the same. Such sublease shall be on the Sublease Form, as reasonably adjusted and agreed to by Parent and SpinCo to account for local law requirements and site specific issues, and completed as soon as practical following completion of the transfer of the relevant Parent Leased Property to SpinCo or its applicable Subsidiary subject to obtaining the necessary Lease Consents. Such sublease shall be completed on or before the Real Estate Separation Date; provided if Lease Consent is required but not obtained prior to the Real Estate Separation Date for any sublease, the sublease shall be completed on the earlier of (A) the tenth (10th) Business Day after the relevant Lease Consent has been granted and (B) the date agreed upon by the parties in accordance with Section 2.13(a).

Section 2.4      SpinCo Leased Property.

(a)            SpinCo shall assign or cause its applicable Subsidiary to assign, and Parent or its applicable Subsidiary shall accept and assume, SpinCo’s or its Subsidiary’s interest in the SpinCo Leased Properties, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the other Ancillary Agreements. Such assignment shall be completed on or before the Real Estate Separation Date; provided if Lease Consent is required but not obtained prior to the Real Estate Separation Date for any assignment, the assignment shall be completed on the earlier of (A) the tenth (10th) Business Day after the relevant Lease Consent has been granted and (B) the date agreed upon by the parties in accordance with Section 2.13(a).

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(b)            Subject to the completion of the assignment to Parent or its applicable Subsidiary of the relevant SpinCo Leased Property, with respect to each SpinCo Leased Property that is also a SpinCo Leaseback Property, Parent or its applicable Subsidiary shall grant sublease to SpinCo or its applicable Subsidiary that part of the relevant SpinCo Leased Property identified on the Colocation Sites Schedule and SpinCo or its applicable Subsidiary shall accept the same. Such sublease shall be on the Sublease Form, as reasonably adjusted and agreed to by Parent and SpinCo to account for local law requirements and site specific issues, and completed as soon as practical following completion of the transfer of the relevant SpinCo Leased Property to Parent or its applicable Subsidiary subject to obtaining the necessary Lease Consents. Such sublease shall be completed on or before the Real Estate Separation Date; provided if Lease Consent is required but not obtained prior to the Real Estate Separation Date for any sublease, the sublease shall be completed on the earlier of (A) the tenth (10th) Business Day after the relevant Lease Consent has been granted and (B) the date agreed upon by the parties in accordance with Section 2.13(a).

Section 2.5      Parent Sublease Properties. Parent shall sublease or cause its applicable Subsidiary to sublease to SpinCo or its applicable Subsidiary that part of the relevant Parent Sublease Property identified on the Colocation Sites Schedule and SpinCo or its applicable Subsidiary shall accept the same, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the Ancillary Agreements. Such sublease shall be on the Sublease Form, as reasonably adjusted and agreed to by Parent and SpinCo to account for local law requirements and site specific issues, and completed on or before the Real Estate Separation Date; provided if Lease Consent is required but not obtained prior to the Real Estate Separation for any sublease, the sublease shall be completed on the earlier of (i) the tenth (10th) Business Day after the relevant Lease Consent has been granted and (ii) the date agreed upon by the parties in accordance with Section 2.13(a). Furthermore, subsequent to the commencement date of each such sublease, (x) the sublandlord and subtenant thereunder shall cooperate (reasonably and in good faith) to estimate the amount of time required for any necessary restoration work at the end of the term of the applicable lease and the cost thereof (“Restoration Costs”) and (y) the sublandlord thereunder will make reasonable efforts to cause the applicable Landlord to agree to accept payment in lieu of such restoration work(“Restoration Buy Out”). In any instance where the Landlord refuses to agree to a Restoration Buy Out, the sublandlord, at its option upon notice delivered to the subtenant not less than one hundred and eighty(180) days prior to the scheduled sublease expiration date, may shorten the term of the sublease by changing the scheduled sublease expiration date to a date which is the earlier of: (x) thirty(30) days prior to the scheduled sublease expiration date; or (y) that date which would enable sublandlord in its commercially reasonable judgment to perform the sublandlord’s restoration obligations as tenant under the lease but in no event shall such date be sooner than ninety(90)days prior to the scheduled expiration date ((x) or (y) as applicable, the “Early Expiration Date”); provided however, that the sublandlord’s right to modify the sublease term so as to expire on the Early Expiration Date shall be available solely in order to enable the sublandlord to perform the sublandlord’s restoration obligations as tenant under the lease and for no other reason. Other than obligations which expressly survive the expiration date of the sublease or as may be stated herein, all other obligations(including, but not limited to, payment of rent) between the sublandlord and subtenant under the sublease shall end of as of the Early Expiration Date. Should the subtenant fail to timely vacate and surrender the subleased premises on or before the Early Expiration Date in the condition required under the applicable sublease, the subtenant shall be liable to the sublandlord for the Restoration Costs and all holdover and other damages the sublandlord suffers as a result of the subtenant’s failure to surrender the subleased premises on or before the Early Expiration Date.

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Section 2.6      SpinCo Sublease Properties. SpinCo shall sublease or cause its applicable Subsidiary to sublease to Parent or its applicable Subsidiary that part of the relevant SpinCo Sublease Property identified on the Colocation Sites Schedule and Parent or its applicable Subsidiary shall accept the same, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the other Ancillary Agreements. Such sublease shall be on the Sublease Form, as reasonably adjusted and agreed to by Parent and SpinCo to account for local law requirements and site specific issues, and completed on or before the Real Estate Separation Date; provided if Lease Consent is required but not obtained prior to the Real Estate Separation Date for any sublease, the sublease shall be completed on the earlier of (i) the tenth (10th) Business Day after the relevant Lease Consent has been granted and (ii) the date agreed upon by the parties in accordance with Section 2.13(a). Furthermore, subsequent to the commencement date of each such sublease, (x) the sublandlord and subtenant thereunder shall cooperate (reasonably and in good faith) to estimate the amount of time required for any necessary restoration work at the end of the term of the applicable lease and the cost thereof and (y) the sublandlord thereunder will make reasonable efforts to cause the applicable Landlord to agree to accept the Restoration Buy Out in lieu of such restoration work. In any instance where the Landlord refuses to agree to a Restoration Buy Out, the sublandlord, at its option upon notice delivered to the subtenant not less than one hundred and eighty(180) days prior to the scheduled sublease expiration date, may shorten the term of the sublease by changing the scheduled sublease expiration date to the Early Expiration Date; provided however, that the sublandlord’s right to modify the sublease term so as to expire on the Early Expiration Date shall be available solely in order to enable the sublandlord to perform the sublandlord’s restoration obligations as tenant under the lease and for no other reason. Other than obligations which expressly survive the expiration date of the sublease or as may be stated herein, all other obligations(including, but not limited to, payment of rent) between the sublandlord and subtenant under the sublease shall end of as of the Early Expiration Date. Should the subtenant fail to timely vacate and surrender the subleased premises on or before the Early Expiration Date in the condition required under the applicable sublease, the subtenant shall be liable to the sublandlord for the Restoration Costs and all holdover and other damages the sublandlord suffers as a result of the subtenant’s failure to surrender the subleased premises on or before the Early Expiration Date.

Section 2.7      Parent New Lease Properties. Parent shall lease or cause its applicable Subsidiary to lease to SpinCo or its applicable Subsidiary those parts of the Parent New Lease Properties identified on the Colocation Sites Schedule and SpinCo or its applicable Subsidiary shall accept the same, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the Ancillary Agreements. Such lease shall be completed on or before the Real Estate Separation Date and based on the Lease Form, as reasonably adjusted and agreed to by Parent and SpinCo to account for local law requirements and site specific issues.

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Section 2.8      SpinCo New Lease Properties. SpinCo shall lease cause its applicable Subsidiary to lease to Parent or its applicable Subsidiary those parts of the SpinCo New Lease Properties identified on the Colocation Sites Schedule and Parent or its applicable Subsidiary shall accept the same, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the Ancillary Agreements. Such lease shall be completed on or before the Real Estate Separation Date and based on the Lease Form, as reasonably adjusted and agreed to by Parent and SpinCo to account for local law requirements and site specific issues.

Section 2.9      Split Lease Properties.

(a)            On or prior to the Real Estate Separation Date, (i) Parent shall terminate or cause its applicable Subsidiary to terminate each Pre-Split Lease which is a Parent Lease on or prior to the Real Estate Separation Date subject to obtaining the necessary Lease Consents, (ii) contemporaneously with the termination described in the foregoing clause (i), Parent (or its Subsidiaries) shall enter into a new lease for a portion of each Split Lease Property on terms mutually agreed upon between Parent and the applicable Landlord demising to Parent or its Subsidiary the portion of the Split Lease Property agreed to among Parent, SpinCo and each applicable Landlord (provided, that, for the avoidance of doubt, such demised portion shall in no event include all or any portion of the Split Lease Property demised to SpinCo (or its Subsidiary) pursuant to the following clause (iii)), in each case subject to obtaining the necessary Lease Consents and (iii) contemporaneously with the termination described in the foregoing clause (i), SpinCo (or its Subsidiaries) shall enter into a new lease for a portion of each Split Lease Property on terms mutually agreed upon between SpinCo and the applicable Landlord demising to Spinco or its Subsidiary the portion of the Split Lease Property agreed to among Parent, SpinCo and each applicable Landlord (provided, that, for the avoidance of doubt, such demised portion shall in no event include all or any portion of the Split Lease Property demised to Parent (or its Subsidiary) pursuant to the foregoing clause (ii)), in each case subject to obtaining the necessary Lease Consents.

(b)            On or prior to the Real Estate Separation Date, (i) SpinCo shall terminate or cause its applicable Subsidiary to terminate each Pre-Split Lease which is a SpinCo Lease on or prior to the Real Estate Separation Date subject to obtaining the necessary Lease Consents, (ii) contemporaneously with the termination described in the foregoing clause (i), SpinCo (or its Subsidiaries) shall enter into a new lease for a portion of each Split Lease Property on terms mutually agreed upon between SpinCo and the applicable Landlord demising to SpinCo or its Subsidiaries the portion of the Split Lease Property agreed to among Parent, SpinCo and each applicable Landlord (provided, that, for the avoidance of doubt, such demised portion shall in no event include all or any portion of the Split Lease Property demised to Parent (or its Subsidiary) pursuant to the following clause (iii)), in each case subject to obtaining the necessary Lease Consents and (iii) contemporaneously with the termination described in the foregoing clause (i), Parent (or its Subsidiaries) shall enter into a new lease for a portion of each Split Lease Property on terms mutually agreed upon between Parent and the applicable Landlord demising to Parent of its Subsidiaries the portion of the Split Lease Property agreed to among Parent, SpinCo and each applicable Landlord (provided, that, for the avoidance of doubt, such demised portion shall in no event include all or any portion of the Split Lease Property demised to SpinCo (or its Subsidiary) pursuant to the foregoing clause (ii)), in each case subject to obtaining the necessary Lease Consents.

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Section 2.10      Obtaining the Lease Consents and Other Landlord Cooperation.

(a)            Parent and SpinCo confirm that, with respect to each Parent Leased Property, SpinCo Leased Property, Parent Sublease Property, SpinCo Sublease Property, Parent Leaseback Property which is a Parent Leased Property, SpinCo Leaseback Property which is a SpinCo Leased Property and Split Lease Property, to the extent required by the Required Consent Lease, one or more applications or requests have been made or will be made (prior to the Real Estate Separation Date or Distribution Date, as applicable) to the relevant Landlord for the Lease Consents required with respect to the transactions contemplated by this Agreement, the Separation Agreement or the other Ancillary Agreements (including, for the avoidance of doubt, the transactions contemplated by the Separation Agreement to occur on the Distribution Date). Parent shall be, and has at all times been, primarily responsible for requesting, negotiating and obtaining all Lease Consents.

(b)            Parent shall use commercially reasonable efforts to obtain the Lease Consents, but Parent shall not be required to commence judicial proceedings for a declaration that a Lease Consent has been unreasonably withheld, conditioned or delayed, nor shall Parent be required to pay any consideration in excess of administrative and/or review fees, its shares of fees set forth in Section 2.17, reimbursement of expenses required by the Required Consent Lease to obtain the relevant Lease Consent and other commercially reasonable amounts.

(c)            Parent and SpinCo will promptly satisfy the lawful requirements of the Landlord, and Parent and SpinCo, will take all reasonable steps to assist the other in obtaining the Lease Consents and other cooperation reasonably required from any Landlord, including, without limitation:

(i)            if reasonably required by the Landlord, entering into an agreement with the relevant Landlord to observe and perform the tenant’s obligations contained in the applicable Lease from and after the Real Estate Separation Date throughout the remainder of the term of such Lease, subject to any statutory limitations of such liability, provided, however, that in no event shall Parent or SpinCo be required to enter into any such an agreement for any extension of the then current term of such Lease;

(ii)            if reasonably required by the Landlord, providing a commercially reasonable guarantee, surety or other commercially reasonable security (including, without limitation, a security deposit or letter of credit) for the obligations of SpinCo or Parent, as applicable, or its applicable Subsidiary as tenant, accruing under the applicable Lease from and after the Real Estate Separation Date throughout the remainder of the then current term of such Lease, and otherwise taking all steps which are reasonably necessary and which it is capable of doing to meet the lawful requirements of the Landlord so as to ensure that the Lease Consents (and any other reasonably required Landlord cooperation) are obtained, provided, however, that in no event shall Parent or SpinCo be required to provide any such security for any extension of the then current term of the applicable Lease. For the avoidance of any doubt, the steps contemplated by this Section 2.10(c)(ii), shall only be required if such action is consistent with the intention expressed in the Separation Agreement that the Spin-Off qualify for Tax-Free Status;

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(iii)            using commercially reasonable efforts to assist Parent with obtaining the Landlord’s consent to the release of any guarantee, surety or other security which Parent may have previously provided to the Landlord and (if applicable) the release of Parent or its Subsidiary from any assignor or secondary liability with respect to the assignee’s failure to perform under the applicable Lease, and, if required and, subject to the limitations contained in Section 2.10(c)(ii), offering substantially the same or equivalent security to the Landlord in order to obtain such release, including a commercially reasonable guarantee from SpinCo or a Subsidiary thereof with respect to any Property where the tenant or subtenant (as the case may be) following the Real Estate Separation Date is SpinCo or its Subsidiaries;

(iv)            using commercially reasonable efforts to assist Parent and its Subsidiaries with obtaining the Landlord’s consent to the release of Parent or its applicable Subsidiary from any and all liabilities and obligations accruing from and after the Real Estate Separation Date under any Parent Lease to be transferred to SpinCo or a Subsidiary thereof in accordance with the terms hereof, including (if applicable) the release of Parent or its Subsidiary from any assignor or secondary liability with respect to the assignee’s failure to perform under the applicable Lease, and if required and, subject to the limitations of Section 2.10(c)(ii), offering security to the Landlord in order to obtain such release, including, including a guarantee from SpinCo or a Subsidiary thereof with respect to any Property where the tenant or subtenant (as the case may be) following the Real Estate Separation Date is SpinCo or its Subsidiaries;

(v)              providing (promptly once available) financial statements and other reasonable evidence of net worth, liquidity and/or financial capability to fulfill the obligations of a tenant under the applicable Lease to any Landlord requesting same in connection with a release of the liability of Parent or its applicable Subsidiary for any obligations under such Lease; and

(vi)             using commercially reasonable efforts to assist SpinCo and its Subsidiaries with obtaining the Landlord’s consent to the release of SpinCo or its applicable Subsidiary from any and all liabilities and obligations accruing from and after the Real Estate Separation Date under any SpinCo Lease to be transferred to Parent or a Subsidiary thereof in accordance with the terms hereof, and if required and, subject to the limitations contained in Section 2.10(c)(ii), offering security to the Landlord in order to obtain such release, including a guarantee from Parent or a Subsidiary thereof with respect to any Property where the tenant or subtenant (as the case may be) following the Real Estate Separation Date is Parent or its Subsidiaries.

(d)           If, with respect to any Leased Properties or Sublease Properties, Parent and SpinCo are unable to obtain a release by the Landlord of any guarantee, surety or other security which Parent or an Affiliate has previously provided to the Landlord or are unable to obtain a release of Parent or SpinCo (or their respective Subsidiaries) from liabilities and obligations accruing from and after the Real Estate Separation Date under any SpinCo Lease or Parent Lease (including (if applicable) the release from any assignor or secondary liability with respect to the assignee’s failure to perform under the applicable Lease), as applicable, in accordance with Section 2.10(c)(iv) or Section 2.10(c)(v), as applicable, SpinCo or Parent, as applicable, shall indemnify, defend, protect and hold harmless the other party from and after the Real Estate Separation Date against all reasonable, actually incurred losses, costs, claims, damages, or liabilities accruing against such other party after the Real Estate Separation Date and incurred by Parent or SpinCo, as applicable, as a result of such guarantee, surety or other security or assignor or secondary liability of the applicable assignor.

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Section 2.11      Occupancy by SpinCo.

(a)            Subject to compliance with Section 2.11(b), in the event that the Actual Completion Date for any Parent Owned Property, Parent New Lease Property, Parent Leased Property, Parent Sublease Property or Split Lease Property does not occur on or before the Real Estate Separation Date, SpinCo shall, commencing on or prior to the Real Estate Separation Date, be entitled to occupy, use and receive the rental income from the relevant Parent Property (except to the extent that the same is a Retained Part) as a licensee upon the terms and conditions contained in the Parent Lease (as to Parent Leased Properties), upon the terms and conditions contained in the Sublease Form (as to Parent Sublease Properties), upon the terms and conditions contained in the Lease Form (as to Parent Owned Properties and Parent New Lease Properties), or upon the terms and conditions contained in the Pre-Split Lease with respect to the portion of the Split Lease Property that is to be a SpinCo Split Lease Property (as to Split Lease Properties). Such license shall not be revocable prior to the applicable Actual Completion Date unless an enforcement action or forfeiture by the relevant Landlord due to SpinCo’s occupancy of the Parent Property constituting a breach of the Parent Lease cannot, in the reasonable opinion of Parent, be avoided other than by requiring SpinCo to immediately vacate the relevant Parent Property, in which case Parent may by notice to SpinCo immediately require SpinCo to vacate the relevant Parent Property. SpinCo will be responsible for all costs, expenses and liabilities incurred by Parent or its applicable Subsidiary as a consequence of such occupancy, except for any losses, claims, costs, demands and liabilities incurred by Parent or its Subsidiary as a result of any enforcement action or forfeiture taken by the Landlord against Parent or its Subsidiary with respect to any breach by Parent or its Subsidiary of the Required Consent Lease in permitting SpinCo to so occupy the Parent Property without obtaining the required Lease Consent, for which Parent or its Subsidiary shall be solely responsible. SpinCo shall not be entitled to make any claim or demand against, or obtain reimbursement from, Parent or its applicable Subsidiary with respect to any costs, losses, claims, liabilities or damages incurred by SpinCo as a consequence of being obliged to vacate the Parent Property or in obtaining alternative premises, including, without limitation, any enforcement action which a Landlord may take against SpinCo.

(b)            In the event that the Actual Completion Date for any Parent Owned Property, Parent New Lease Property, Parent Leased Property, Parent Sublease Property, Parent or Split Lease Property does not occur on or before the Real Estate Separation Date, whether or not SpinCo occupies a Parent Property as licensee as provided in Section 2.11(a), SpinCo shall, effective as of or prior to the Real Estate Separation Date, (i) pay Parent all rents, service charges, insurance premiums and other sums payable by Parent or its applicable Subsidiary under any Required Consent Lease (as to Parent Leased Properties), under the Lease Form (as to Parent Owned Properties or Parent New Lease Properties), under the Sublease Form (as to Parent Sublease Properties) or under the Pre-Split Lease with respect to the portion of the Split Lease Property that is to be a SpinCo Split Lease Property (as to Split Lease Properties), (ii) observe, in all material respects, the tenant’s covenants, obligations and conditions contained in the Parent Lease (as to Parent Leased Properties), in the Sublease Form (as to Parent Sublease Properties) or in the Pre-Split Lease with respect to the portion of the Split Lease Property that is to be a SpinCo Split Lease Property (as to Split Lease Properties) and (iii) subject to the limitations contained in Section 2.11(a) indemnify, defend, protect and hold harmless Parent and its applicable Subsidiary from and against all reasonable, actually incurred losses, costs, claims, damages and liabilities arising on account of any breach thereof by SpinCo.

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(c)            Parent shall supply promptly to SpinCo copies of all invoices, demands, notices and other communications received by Parent or its or its applicable Subsidiaries or agents in connection with any of the matters for which SpinCo may be liable to make any payment or perform any obligation pursuant to Section 2.11(b), and shall, at SpinCo’s cost, (x) take any steps and communicate any objections which SpinCo may have in connection with any such matters and (y) at the direction of SpinCo, enforce Parent’s rights against the Landlord under the Required Consent Lease. SpinCo shall promptly supply to Parent any notices, demands, invoices and other communications received by SpinCo or its agents from any Landlord while SpinCo occupies any Parent Property without the relevant Lease Consent.

Section 2.12      Occupancy by Parent.

(a)            Subject to compliance with Section 2.12(b), in the event that the Actual Completion Date for any SpinCo Owned Property, SpinCo New Lease Property, SpinCo Leased Property, SpinCo Sublease Property or Split Lease Property does not occur on or before the Real Estate Separation Date, Parent shall, commencing on or prior to the Real Estate Separation Date, be entitled to occupy, use and receive the rental income from the relevant SpinCo Property (except to the extent that the same is a Retained Part) as a licensee upon the terms and conditions contained in the SpinCo Lease (as to SpinCo Leased Properties), upon the terms and conditions contained in the Sublease Form (as to SpinCo Sublease Properties), upon the terms and conditions contained in the Lease Form (as to SpinCo Owned Properties or SpinCo New Lease Properties) or upon the terms and conditions contained in the Pre-Split Lease with respect to the portion of the Split Lease Property that is to be a Parent Split Lease Property (as to Split Lease Properties). Such license shall not be revocable prior to the applicable Actual Completion Date unless an enforcement action or forfeiture by the relevant Landlord due to Parent’s occupancy of the SpinCo Property constituting a breach of the SpinCo Lease cannot, in the reasonable opinion of SpinCo, be avoided other than by requiring Parent to immediately vacate the relevant SpinCo Property, in which case SpinCo may by notice to Parent immediately require Parent to vacate the relevant SpinCo Property. Parent will be responsible for all costs, expenses and liabilities incurred by SpinCo or its applicable Subsidiary as a consequence of such occupancy, except for any losses, claims, costs, demands and liabilities incurred by SpinCo or its Subsidiary as a result of any enforcement action or forfeiture taken by the Landlord against SpinCo or its Subsidiary with respect to any breach by SpinCo or its Subsidiary of the Required Consent Lease in permitting Parent to so occupy the SpinCo Property without obtaining the required Lease Consent, for which SpinCo or its Subsidiary shall be solely responsible. Parent shall not be entitled to make any claim or demand against, or obtain reimbursement from, SpinCo or its applicable Subsidiary with respect to any costs, losses, claims, liabilities or damages incurred by Parent as a consequence of being obliged to vacate the SpinCo Property or in obtaining alternative premises, including, without limitation, any enforcement action which a Landlord may take against Parent.

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(b)            In the event that the Actual Completion Date for any SpinCo Owned Property, SpinCo New Lease Property, SpinCo Leased Property, SpinCo Sublease Property or Split Lease Property does not occur on or before the Real Estate Separation Date, whether or not Parent occupies a SpinCo Property as licensee as provided in Section 2.12(a), Parent shall, effective as of or prior to the Real Estate Separation Date, (i) pay SpinCo all rents, service charges, insurance premiums and other sums payable by SpinCo or its applicable Subsidiary under any Required Consent Lease (as to SpinCo Leased Properties), under the Lease Form (as to SpinCo Owned Properties or SpinCo New Lease Properties), under the Sublease Form (as to SpinCo Sublease Properties) or under the Pre-Split Lease with respect to the portion of the Split Lease Property that is to be a Parent Split Lease Property (as to Split Lease Properties), (ii) observe, in all material respects, the tenant’s covenants, obligations and conditions contained in the SpinCo Lease (as to SpinCo Leased Properties), in the Sublease Form (as to SpinCo Sublease Properties) or in the Pre-Split Lease with respect to the portion of the Split Lease Property that is to be a Parent Split Lease Property (as to Split Lease Properties) and (iii) subject to the limitations contained in Section 2.12(a) Parent shall indemnify, defend, protect and hold harmless SpinCo and its applicable Subsidiary from and against all actually incurred, reasonable losses, costs, claims, damages and liabilities arising on account of any breach thereof by Parent.

(c)            SpinCo shall supply promptly to Parent copies of all invoices, demands, notices and other communications received by SpinCo or its or its applicable Subsidiaries or agents in connection with any of the matters for which Parent may be liable to make any payment or perform any obligation pursuant to Section 2.12(b), and shall, at Parent’s cost, (x) take any steps and communicate any objections which Parent may have in connection with any such matters and (y) at the direction of Parent, enforce SpinCo’s rights under the Required Consent Lease against the Landlord. Parent shall promptly supply to SpinCo any notices, demands, invoices and other communications received by Parent or its agents from any Landlord while Parent occupies any SpinCo Property without the relevant Lease Consent.

Section 2.13      Obligation to Complete. If, with respect to any Parent Leased Property, SpinCo Leased Property, Parent Sublease Property, SpinCo Sublease Property or Split Lease Property, at any time the relevant Lease Consent is lawfully, formally and unconditionally refused in writing, Parent and SpinCo shall commence good faith negotiations and use commercially reasonable efforts to determine how to allocate the applicable Property, based on the relative importance of the applicable Property to the operations of each party, the size of the applicable Property, the number of employees of each party at the applicable Property, the value of assets associated with each business, the cost to relocate, and the potential risk and liability to each party in the event any enforcement action is brought by the applicable Landlord. Such commercially reasonable efforts shall include consideration of alternate structures to accommodate the needs of each party and the allocation of the costs thereof, including entering into amendments of the size, term or other terms of the Required Consent Lease, restructuring a proposed lease assignment to be a sublease and relocating one party.

Section 2.14      Form of Transfer.

(a)            The conveyance to SpinCo or its Subsidiary of each relevant Parent Owned Property shall be in the form of a special or limited warranty deed, or its equivalent, in statutory form. The conveyance to Parent or its Subsidiary of each relevant SpinCo Owned Property shall be in the form of a special or limited warranty deed, or its equivalent, in statutory form.

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Section 2.15      Casualty; Lease Termination.

(a)            If, prior to the Actual Completion Date (but not after the Distribution Date), any Parent Property (or any part thereof) shall be damaged or destroyed by a fire or other casualty (a “Casualty”, and any property subject to such Casualty, a “Damaged Property”), then, in any such event, Parent shall promptly notify SpinCo, and Parent shall proceed to effectuate the transfer of the Damaged Property under all the terms of this Agreement; subject, however, to the following: (1) unless Parent chooses to repair the Damaged Property pursuant to clause (2) below, SpinCo shall accept such Damaged Property subject to the damage or destruction in question; (2) prior to the Actual Completion Date, Parent shall have the right (but not the obligation) to repair or restore any such damage or destruction at Parent’s sole cost and expense, subject to the terms and provisions of any applicable Parent Lease, and (3) if Parent chooses not to repair or restore any such damage or destruction, Parent shall (x) assign all of its rights and promptly make available to SpinCo all insurance proceeds due or received by Parent in connection with the Casualty and (y) pay to SpinCo the amount of the deductible due under the applicable insurance policy.

(b)            If, prior to the Actual Completion Date (but not after the Distribution Date) any SpinCo Property (or any part thereof) shall be damaged or destroyed by Casualty, then, in any such event SpinCo shall promptly notify Parent, and SpinCo shall proceed to effectuate the transfer of the Damaged Property under all the terms of this Agreement; subject, however, to the following: (1) unless SpinCo chooses to repair the Damaged Property pursuant to clause (2) below, Parent shall accept such Damaged Property subject to the damage or destruction in question; (2) prior to the Actual Completion Date, SpinCo shall have the right (but not the obligation) to repair or restore any such damage or destruction at SpinCo’s sole cost and expense, subject to the terms and provisions of any applicable SpinCo Lease, and (3) if SpinCo chooses not to repair or restore any such damage or destruction, SpinCo shall (x) assign all of its rights and promptly make available to Parent all insurance proceeds due or received by SpinCo in connection with the Casualty and (y) pay to Parent the amount of the deductible due under the applicable insurance policy.

(c)            Promptly following the execution of the Separation Agreement, Parent or SpinCo, as applicable, shall name (or caused to be named) the other party as an additional insured on any business interruption insurance policies affecting any Parent Property or SpinCo Property, as applicable; provided that following the Real Estate Separation Date, subject to the terms of the Ancillary Agreements each party shall be permitted to remove (and there shall be no obligation to name) the other party as an additional insured on any such insurance policy.

(d)            In addition, in the event that a Parent Lease with respect to a Parent Leased Property, a Parent Sublease Property or a Pre-Split Lease or a SpinCo Lease with respect to a SpinCo Leased Property, a SpinCo Sublease Property or a Pre-Split Lease is terminated prior to the Real Estate Separation Date, (i) Parent and SpinCo, respectively, shall not be required to assign, sublease or share such Property, (ii) SpinCo and Parent, respectively, shall not be required to accept an assignment, sublease or sharing of such Property and (iii) neither party shall have any further liability with respect to such Property hereunder.

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Section 2.16      Fixtures and Fittings. The provisions of the Separation Agreement and the other Ancillary Agreements shall apply to any equipment, office equipment, trade fixtures, furniture and any other personal property located at each Property (excluding any equipment, office equipment, trade fixtures, furniture and any other personal property owned by third parties), except for the applicable scheduled Excluded Personal Property.

Section 2.17      Costs. Parent shall pay (i) all actual costs and expenses incurred in connection with obtaining the Lease Consents, including, without limitation, Landlord’s consent fees and attorneys’ fees and any costs and expenses relating to renegotiation of Parent Leases, SpinCo Leases and Split Leases, as applicable, (ii) except as expressly stated otherwise in the applicable Lease Form, Sublease Form or Split Lease, the costs relating to any alterations or improvements (such as demising walls and separate security and badging systems) reasonably required to separate Parent and SpinCo employees with respect to all Properties being shared between Parent and SpinCo following the Real Estate Separation Date, and (iii) all actual costs and expenses in connection with the transfer of any Property pursuant to this Agreement, including title insurance premiums, escrow fees, recording fees, and any transfer taxes arising as a result of such transfers; provided, that, with respect to any Split Lease or other lease agreement entered into with a third-party landlord, the tenant thereunder shall be responsible for any recording, restriction or municipal charges or other fees associated with entering into such Split Lease or other lease agreement; provided, further that this Section 2.17 shall not apply with respect to any obligation to deliver a security deposit, letter of credit or other guaranty (which shall be governed instead by Section 2.10 hereof).

Section 2.18      Signing and Ratification. Parent and SpinCo hereby ratify and authorize all signatures to any document entered into in connection with this Agreement by Parent and SpinCo, or each’s respective Subsidiaries, and the parties agree that to the extent any challenges arise to the authority of any such signature from and after the date hereof, Parent and SpinCo will cooperate to ratify such signatures and prepare any corporate authorizations or resolutions necessary therefor.

Section 2.19      Allocation of Properties. To the extent that the Owned and Leased Properties Schedule and the Colocation Sites Schedule require amendments made (i)  in accordance with the Allocation Principle in all material respects following the date hereof, or (ii) as a result of changes to allocations made in accordance with Section 2.13, Parent shall provide written notice to SpinCo prior to amending the Owned and Leased Properties Schedule or the Colocation Sites Schedule. If SpinCo disputes in good faith the application of the Allocation Principle with respect to any such amendment, such dispute shall be resolved in accordance with Article XI, Section 11.02 (Dispute Resolution) of the Separation Agreement.

Section 2.20      Insurance. Between the date of this Agreement and each applicable Real Estate Separation Date (or earlier termination of this Agreement), each of Parent, SpinCo and their respective Subsidiaries, as applicable, shall use commercially reasonable efforts to keep in full force and effect present insurance policies maintained (or renewals thereof) with respect to each Property owned, leased, subleased or otherwise occupied by such party.

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ARTICLE III
PROPERTY OUTSIDE THE UNITED STATES

With respect to each of the Properties located outside the United States listed on the Owned and Leased Property Schedule and the Colocation Sites Schedule, as well as any additional properties acquired by Parent, SpinCo or a Subsidiary prior to the Real Estate Separation Date, Parent and SpinCo will use the appropriate form document attached hereto, translated into the local language, if customary under local practice, and modified to comply with local legal requirements to cause the appropriate transfers, assignments, leases, subleases or leasebacks to occur. Such transfers, assignments, leases, subleases or leasebacks shall, so far as the law in the jurisdiction in which such property is located permits, be on the same terms and conditions as provided in Article II and shall include such other deliveries (and the parties shall comply with such other customary procedures and formalities) as may be required by the laws of the jurisdiction in which the Property is located. In the event of a conflict between the terms of this Agreement and the terms of such local agreements, the terms of the local agreements shall prevail.

ARTICLE IV
MISCELLANEOUS

Section 4.1      Additional Provisions. Section 6.10, Article IX, Article X and Article XI of the Separation Agreement are hereby incorporated into this Agreement mutatis mutandis.

Section 4.2      Performance. Parent will cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any member of the Parent Group. SpinCo will cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any member of the SpinCo Group. Each Party (including its permitted successors and assigns) further agrees that it will (a) give timely notice of the terms, conditions and continuing obligations contained in this Section 4.2 to all of the other members of its Group, and (b) cause all of the other members of its Group not to take any action inconsistent with such Party’s obligations under this Agreement.

Section 4.3      Hazardous Materials. In the case of any conflict between the terms of this Agreement or any deed, lease, lease assignment, sublease or sublease assignment executed pursuant to the terms of this Agreement, on the one hand, and any provision of the Separation Agreement, on the other hand, with respect to Hazardous Materials or HSE Liabilities (each as defined in the Separation Agreement), the provisions of the Separation Agreement shall govern and control in all respects.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Real Estate Matters Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

International Business Machines Corporation, a New York corporation

By:
Name:
Title:

Kyndryl Holdings, Inc., a Delaware corporation

By:
Name:
Title: